                                 Exhibit 3. (b)
                         Consent of Mayer, Brown & Platt


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

                                                                  Exhibit 3. (b)

MAYER, BROWN & PLATT


                                   CONSENT OF
                              MAYER, BROWN & PLATT


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus comprising a part of the Form S-6 Registration Statement of First Variable Insurance Company.





                                        /s/ Mayer, Brown & Platt
                                        ------------------------
                                        MAYER, BROWN & PLATT


Washington, DC
April 25, 1997


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